UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2009

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	000-22904 (Commission File Number)	59-2971472 (IRS Employer Identification No.)

7915 Baymeadow Way, Jacksonville, Florida (Address of Principal Executive Offices)	32256 (Zip Code)

(904) 737-1367
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

This amendment (“Amendment”) to the Current Report on Form 8-K filed on February 27, 2008 (“Original Filing”) is being filed solely to include Exhibit 4.2, which was omitted from the Original Filing.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

1.1	Underwriting Agreement for Units, dated February 26, 2009, between ParkerVision, Inc. and Roth Capital Partners, LLC.*

1.2	Underwriting Agreement for Common Stock, dated February 26, 2009, between ParkerVision, Inc. and Roth Capital Partners, LLC.*

4.1	Form of Warrant Certificate.*

4.2	Form of Warrant Agreement between ParkerVision, Inc. and American Stock Transfer and Trust Company, LLC.

5.1	Opinion of Graubard Miller.*

10.1	Form of Subscription Agreement between ParkerVision, Inc. and the Investor on the signature page thereto.*

99.1	Press release.*
__________________________
*      Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2009

PARKERVISION, INC.

By:  /s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement for Units, dated February 26, 2009, between ParkerVision, Inc. and Roth Capital Partners, LLC.*

1.2	Underwriting Agreement for Common Stock, dated February 26, 2009, between ParkerVision, Inc. and Roth Capital Partners, LLC.*

4.1	Form of Warrant Certificate.*

4.2	Form of Warrant Agreement between ParkerVision, Inc. and American Stock Transfer and Trust Company, LLC.

5.1	Opinion of Graubard Miller.*

10.1	Form of Subscription Agreement between ParkerVision, Inc. and the Investor on the signature page thereto.*

99.1	Press release.*
__________________________
*      Previously filed.